UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 25, 2018

CORD BLOOD AMERICA, INC.
(Exact name of registrant as specified in its charter)

Florida	000-50746	90-0613888
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1857 Helm Drive, Las Vegas, Nevada		89119
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (702) 914-7250

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On April 25, 2018, Cord Blood America, Inc. (the “Company”) entered into a Tax Benefits Preservation Plan (the “Plan”) with Issuer Direct Corporation, as rights agent, and the Board of Directors of the Company (the “Board”) declared a dividend distribution of one right (a “Right”) for each outstanding share of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) to shareholders of record at the close of business on April 25, 2018 (the “Record Date”). Each Right is governed by the terms of the Plan and entitles the registered holder to purchase from the Company a unit consisting of one one-thousandth of a share (a “Unit”) of Series A Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), at a purchase price of $0.0001 per Unit, subject to adjustment (the “Purchase Price”). The Plan is intended to help protect the Company’s ability to use its tax net operating losses and certain other tax assets (“Tax Benefits”) by deterring an “ownership change” as defined under Section 382 of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations thereunder (the “Code”).

Rights Certificates; Exercise Period.

Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate rights certificates (“Rights Certificates”) will be distributed. Subject to certain exceptions specified in the Plan, the Rights will separate from the Common Stock and a distribution date (the “Distribution Date”) will occur upon the earlier of (i) ten (10) business days following a public announcement that a person or group of affiliated or associated persons (an Acquiring Person, as defined below) has become a Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding (the “Stock Acquisition Date”) and (ii) ten (10) business days (or such later date as the Board shall determine) following the commencement of a tender offer or exchange offer that would result in a person or group becoming an Acquiring Person.

Until the Distribution Date, (i) the Rights will be evidenced by the Common Stock certificates (or, in the case of book entry shares, by the notations in the book entry accounts) and will be transferred with and only with such Common Stock, (ii) new Common Stock certificates issued after the Record Date will contain a notation incorporating the Plan by reference and (iii) the surrender for transfer of any certificates for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificates. Pursuant to the Plan, the Company reserves the right to require prior to the occurrence of a Triggering Event (as defined below) that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Series A Preferred Stock will be issued.

The definition of “Acquiring Person” contained in the Plan contains several exemptions, including for (i) the Company or any of its subsidiaries; (ii) any employee benefit plan of the Company, or of any subsidiary of the Company, or any person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan; (iii) any person who becomes a Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding as a result of a reduction in the number of shares of Common Stock by the Company or a stock dividend, stock split, reverse stock split or similar transaction, unless and until such person increases his ownership by any amount over such person’s lowest percentage stock ownership on or after the consummation of the relevant transaction; (iv) any person who, together with all affiliates and associates of such person, was a Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding on the date of the Plan or becomes a Beneficial Owner of 4.9% or more shares of Common Stock then outstanding as a result of a transaction pursuant to which such person received the Prior Approval of the Company, unless and until such person and its affiliates and associates increase their aggregate ownership by any amount over their lowest percentage stock ownership on or after the date of the Plan or decrease their aggregate percentage stock ownership below 4.9%; (v) any person who, within ten (10) business days of being requested by the Company to do so, certifies to the Company that such person became an Acquiring Person inadvertently or without knowledge of the terms of the Rights and who, together with all affiliates and associates, thereafter within ten (10) business days following such certification disposes of such number of shares of Common Stock so that it, together with all affiliates and associates, ceases to be an Acquiring Person; and (vi) any person that the Board has affirmatively determined shall not be deemed an Acquiring Person, including as a result of an exemption request or a request for prior approval.

The Rights are not exercisable until the Distribution Date and will expire at the earliest of (i) 11:59 p.m., New York City time, on April 25, 2021; (ii) the time at which the Rights are redeemed or exchanged as provided in the Plan, and (iii) the time at which the Board determines that the Plan is no longer necessary or desirable for the preservation of Tax Benefits.

As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. After the Distribution Date, the Company generally would issue Rights with respect to shares of Common Stock issued upon the exercise of stock options or pursuant to awards under any employee plan or arrangement, which stock options or awards are outstanding as of the Distribution Date, or upon the exercise, conversion or exchange of securities issued by the Company after the Plan’s adoption (except as may otherwise be provided in the instruments governing such securities). In the case of other issuances of shares of Common Stock after the Distribution Date, the Company generally may, if deemed necessary or appropriate by the Board, issue Rights with respect to such shares of Common Stock.

Flip-in Trigger.

In the event that a person or group of affiliated or associated persons becomes an Acquiring Person (unless the event causing such person or group to become an Acquiring Person is a transaction described under “Flip-over Trigger”, below), each holder of a Right will thereafter have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Right. Notwithstanding the foregoing, following the occurrence of such an event, all Rights that are, or (under certain circumstances specified in the Plan) were, beneficially owned by any Acquiring Person will be null and void. However, Rights are not exercisable following the occurrence of such an event until such time as the Rights are no longer redeemable by the Company as set forth below.

For example, at an exercise price of $0.0001 per Right, each Right not owned by an Acquiring Person (or by certain related parties) following an event set forth in the preceding paragraph would entitle its holder to purchase $0.0002 worth of Common Stock (or other consideration, as noted above) for $0.0001. Assuming that the Common Stock had a per share value of $0.00002 at such time, the holder of each valid Right would be entitled to purchase ten (10) shares of Common Stock for $0.0001.

Flip-over Trigger.

In the event that, at any time following the Stock Acquisition Date, (i) the Company engages in a merger or other business combination transaction in which the Company is not the surviving corporation or (ii) the Company engages in a merger or other business combination transaction in which the Company is the surviving corporation and the Common Stock is changed or exchanged, each holder of a Right (except Rights that have previously been voided as set forth above) shall thereafter have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the Right. The events set forth in this paragraph and in the next preceding paragraph are referred to as the “Triggering Events.”

Exchange Feature.

At any time after a person becomes an Acquiring Person and prior to the acquisition by such person or group of fifty percent (50%) or more of the outstanding Common Stock, the Board may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one (1) share of Common Stock, or one one-thousandth of a share of Series A Preferred Stock (or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

Equitable Adjustments.

The Purchase Price payable, and the number of Units of Series A Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Series A Preferred Stock, (ii) if holders of the Series A Preferred Stock are granted certain rights or warrants to subscribe for Series A Preferred Stock or convertible securities at less than the current market price of the Series A Preferred Stock, or (iii) upon the distribution to holders of the Series A Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least one percent (1%) of the Purchase Price. No fractional Units will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Series A Preferred Stock on the last trading day prior to the date of exercise.

Redemption Rights.

At any time until ten (10) business days following the Stock Acquisition Date, the Company may, at its option, redeem the Rights in whole, but not in part, at a price of $0.0001 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the Board). Immediately upon the action of the Board ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $0.0001 redemption price.

Amendment of Rights.

Any of the provisions of the Plan may be amended by the Board prior to the Distribution Date. After the Distribution Date, the provisions of the Plan may be amended by the Board in order to cure any ambiguity, to make changes that do not adversely affect the interests of holders of Rights, or to shorten or lengthen any time period under the Plan. The foregoing notwithstanding, no amendment may be made at such time as the Rights are not redeemable, except to cure any ambiguity or correct or supplement any provision contained in the Plan which may be defective or inconsistent with any other provision therein.

Miscellaneous.

Until a Right is exercised, the holder thereof, as such, will have no separate rights as a shareholder of the Company, including the right to vote or to receive dividends in respect of the Rights. While the distribution of the Rights will not be taxable to shareholders or to the Company, shareholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for common stock of the acquiring company or in the event of the redemption of the Rights as set forth above.

Series A Preferred Stock Provisions.

Each one one-thousandth of a share of Series A Preferred Stock, if issued:

•	will entitle the holder thereof to quarterly dividend payments of $0.000005 or 50 times the aggregate per share amount of all cash dividends, and 50 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock, whichever is greater;

•	will, upon any liquidation of the Company, entitle the holder thereof to receive $0.000005 per share of Series A Preferred Stock, plus an amount equal to accrued and unpaid dividends and distributions thereon;

•	will have the same voting power as one share of Common Stock; and

•	will, if shares of Common Stock are exchanged via merger, consolidation or a similar transaction, entitle holders to a per share payment equal to 50 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.

The foregoing summary of certain material terms of the Plan does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Plan. A copy of the Plan is attached hereto as Exhibit 4.1 and is incorporated into this Item 1.01 by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information included in Item 1.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

In connection with the adoption of the Plan, on April 25, 2018, the Company filed Articles of Amendment to Articles of Incorporation of Cord Blood America, Inc. Designating Series A Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Florida. The Certificate of Designation sets forth the rights, powers and preferences of the Series A Preferred Stock.

The summary of the rights, powers and preferences of the Series A Preferred Stock set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

The foregoing summary of certain material terms of the Certificate of Designation does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Certificate of Designation. A copy of the Certificate of Designation is attached hereto as Exhibit 3.1 and is incorporated into this Item 5.03 by reference.

Item 8.01	Other Events

On April 25, 2018, the Company issued a press release announcing the adoption of the Plan and the declaration of the dividend of the Rights. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
3.1	Articles of Amendment to Articles of Incorporation of Cord Blood America, Inc. Designating Series A Preferred Stock
4.1	Tax Benefits Preservation Plan, dated as of April 25, 2018, by and between Cord Blood America, Inc. and Issuer Direct Corporation, as rights agent.
99.1	Press Release, dated April 25, 2018.

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles of Amendment to Articles of Incorporation of Cord Blood America, Inc. Designating Series A Preferred Stock
4.1	Tax Benefits Preservation Plan, dated as of April 25, 2018, by and between Cord Blood America, Inc. and Issuer Direct Corporation, as rights agent.
99.1	Press Release, dated April 25, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 26, 2018	CORD BLOOD AMERICA, INC.

	By:	/s/ Anthony Snow
		Name:	Anthony Snow
		Title:	Interim President and Corporate Secretary